Company Overview Investor Presentation August 2017 Exhibit 99.1

Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results for Rhopressa™
(netarsudil
ophthalmic solution) 0.02% relate to the results in its first Phase 3 registration trials named Rocket 1 and Rocket 2, or
Rocket 4 which will be used primarily for European regulatory filing purposes, and for Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% relate to the results in its Phase 3 registration trials.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including the updated guidance presented herein, are “forward-looking statements”
within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,”
“expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this document and additional information about the results may be disclosed at any time. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and
Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
For Investor Use

Aerie Late Stage IOP–Lowering Products (IP 2030+)
Pipeline Activities
•
Rhopressa™
•
Potential for disease modification, 24 hour IOP lowering
•
AR-13154
•
Pre-clinical molecule for diseases of the retina
•
Drug
Delivery
-
Front
and
back
of
the
eye
•
Rhopressa™ (netarsudil ophthalmic solution) 0.02%
•
Aerie-owned new chemical entity targeting the diseased tissue
•
PDUFA goal set for February 28, 2018; entering launch mode
•
Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%
•
Fixed combination of Rhopressa™ and latanoprost
•
Two P3’s achieved primary efficacy endpoints
•
NDA preparation underway
Aerie –
Building a Major Ophthalmic
Pharmaceutical Company
Data on file
Product candidates have not been approved by the FDA
For Investor Use

Rhopressa™ (netarsudil ophthalmic solution) 0.02%
Roclatan™
(netarsudil/latanoprost ophthalmic solution) 0.02%/0.05%
Positioning as First Line Therapy:
•
Benefits of Rhopressa™ while also targeting the secondary drain
•
Achieved statistical superiority to market-leading latanoprost in P3 trials
•
Potential to become the most efficacious IOP-lowering medication for glaucoma and ocular hypertension, if approved
Positioning as Adjunctive Therapy:
•
Once-daily dosing directed at site of pathology, the trabecular meshwork
•
Consistent IOP lowering over 12 months and across a broad range of baseline IOPs, as demonstrated in clinical trials
•
Lowering
of
episcleral
venous
pressure,
among
other
demonstrated
attributes
Aerie’s Lead Glaucoma Therapies
Data on file
Product candidates have not been approved by the FDA
For Investor Use

2016 US Glaucoma Market
US
Glaucoma
Market
–
2016
$2.8B; 36M TRx, Market Share in TRx
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Source: IMS Data
Non-PGA Market
PGA Market
16%
13%
10%
8%
36%
9%
8%
2 –
4 Times Daily
Once Daily
For Investor Use
36M TRx
approximates
60M units per year
for 1.7 bottles/Rx
Bimatoprost
Travoprost
Latanoprost
Tafluprost
BB
Fixed Combo
AA
CAI
Other

**Rhopressa™
achieved non-inferiority to timolol at primary endpoint range of > 20 mmHg to < 25 mmHg
*Rhopressa™
achieved non-inferiority to timolol at pre-specified secondary endpoint range of > 20 mmHg to < 24 mmHg; also non-inferior at < 25 mmHg
Rhopressa
Trials Included in NDA
Submission (PDUFA date February 28, 2018)
“Rocket 1”
3 Mo. Safety and
Efficacy* Registration
Trial
U.S.
Rhopressa™ 0.02% QD
202 patients
timolol BID
209 patients
(Total enrollment: 411 patients)
“Rocket 2”
12 Mo. Safety, 3 Mo.
Interim Efficacy**
Registration Trial
U.S.
Rhopressa™ 0.02% QD
251 patients
Rhopressa™ 0.02% BID
254 patients
timolol BID
251 patients
(Total enrollment: 756 patients)
1
Post-hoc analysis
ClinicalTrials.gov Identifier: NCT02207491, NCT02207621
Product candidates have not been approved by the FDA
For Investor Use
TM
1

Rhopressa
Phase 3 Trial Data Filed as
Supportive to NDA Filing
ClinicalTrials.gov Identifier: NCT02246764, NCT02558374
Product candidates have not been approved by the FDA
“Rocket 4”
6 Mo. Safety, 3 Mo.
Interim Efficacy* Trial
Rhopressa™ 0.02% QD
351 patients
timolol BID
357 patients
*Rhopressa™
achieved non-inferiority to timolol at primary endpoint range of > 20
mmHg to < 25 mmHg; also non-inferior up to < 30 mmHg; consistent safety results
“Mercury 1”
12 Mo. Safety, 3 Mo.
Interim Efficacy**
Registration Trial
Roclatan™ 0.02%/0.005% QD
238 patients
Rhopressa™ 0.02% QD             244 patients
latanoprost QD
236 patients
**Rhopressa™
achieved non-inferiority to latanoprost at
range of > 20 mmHg to < 25 mmHg
For Investor Use
TM

Rocket 2: Safety/Tolerability Overview of
Rhopressa
QD (Interim 12-Month)
Product candidates have not been approved by the FDA
•
There
were
no
drug-related
systemic
or
serious
adverse
events
•
The
most
common
adverse
event
was
conjunctival
hyperemia
with
~50%
incidence*,
the
majority
mild
and
sporadic
•
Other
ocular
AEs
•
AEs
occurring
in
~5-23%
of
patients
included:
conjunctival
hemorrhage,
cornea
verticillata,
blurry
vision
and
reduced
visual
acuity
For Investor Use
TM

9

Rhopressa™ Commercialization Prep
Hired Chief Commercial Officer and VPs of Sales, Market Access,
Commercial Operations, and Medical Affairs in late 2016 / early
2017, and Chief Compliance Officer in 2015
Expect to hire U.S. salesforce of 100 reps immediately after approval; fully trained by end of 2Q18
-
Target top 12,000 prescribers; 80% of Rx’s
Commenced initial scientific market access meetings with top
Medicare Part D / Commercial Payors
Developing launch plan
Product candidates have not been approved by FDA
For Investor Use

aerie
Pharmaceuticals, Inc.

EDUCATIONAL SYMPOSIUM
The Innovation of ROCK Inhibition:
Netarsudil and Netarsudil/latanoprost
Fixed Dose Combination (FDC)
Please join aerie Pharmaceuticals for
refreshments and an educational symposium
PROGRAM CHAIR
PRESENTERS

American Society of Cataract Refractive
Surgeons (ASCRS) May 2017
World Glaucoma Congress
Helsinki June 2017
Association of Research in Vision and
Ophthalmology (ARVO) May 2017
American Glaucoma Society (AGS)
March 2017
Building Aerie’s Presence in the
Medical Community
5 Posters, including Enhancing Efficacy
by Continuous Delivery of AR-13154 in
an Animal Model of Proliferative Diabetic
Retinopathy, Carbajal et al.
4 Presentations, including 24 Hour IOP
Lowering of Netarsudil, Peace et al.
3 Presentations, including 3-Month
Interim Results of Mercury 1, Asrani
et
al., and Aqueous Humor Dynamics of
Netarsudil Ophthalmic Solution 0.02% in
Healthy Volunteers, Sit et al.
Aerie Medical
Affairs Booth
highlighted, in
addition to
presentation
Data on File

**Roclatan™
achieved statistical superiority to components at primary endpoint range of > 20 mmHg to < 36 mmHg, similar to Mercury 1
*Roclatan™
achieved statistical superiority to components at primary endpoint range of > 20 mmHg to < 36 mmHg
Roclatan
U.S. Registration Trial Results
“Mercury 1”
12 Mo. Safety, 3 Mo.
Interim Efficacy*
Registration Trial
Roclatan™ 0.02%/0.005% QD
238 patients
Rhopressa™
0.02%
QD
244 patients
latanoprost QD                          236 patients
“Mercury 2”
3 Mo. Safety and
Efficacy**
Registration Trial
Same structure as Mercury 1, except 3 months
Roclatan™ 0.02%/0.005% QD
245 patients
Rhopressa™
0.02% QD
255 patients
latanoprost QD
250 patients
ClinicalTrials.gov Identifier: NCT02558400, NCT02674854        Product candidates have not been approved by the FDA
For Investor Use
TM

mmHg +/- SEM
26
25
24
23
22
21
20
19
18
17
16
15
14
Roclatan™ (N=238)
Latanoprost (N=236)
Rhopressa™ (N=244)
Pre-Study
8AM Qual 1
8AM 10AM 4PM Baseline
8AM 10AM 4PM Week 2
8AM 10AM 4PM Week 6
8AM 10AM 4PM Month 3
8AM 10AM 4PM M 6
8AM 10AM 4PM M 9
8AM 10AM 4PM M 12

12

Roclatan
Maintained Superior Efficacy Over
Individual Components for 12 Months
Mean IOP at Each Time Point  (ITT)
•
Roclatan™ statistically superior to latanoprost and Rhopressa™ at all time points
•
Roclatan™ IOP-lowering 1-3 mmHg greater than monotherapy through
Month 12
++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use
TM

Diurnal Average IOP
IOP mmHg + SEM
26
25
24
23
22
21
20
19
18
17
16
15
14
13
23.7
15.1
15.5
15.6
15.8
15.6
15.9
23.5
17.4
17.2
17.0
17.1
17.0
17.5
23.6
17.9
18.3
18.3
18.3
18.3
18.2
Roclatan™ (N=238)
Latanoprost (N=236)
Rhopressa™ (N=244)
Baseline
Week 2
Week 6
Month 3
Month 6
Month 9
Month 12

13

Roclatan
Maintained Superior Efficacy Over
Individual Components for 12 Months
Mean Diurnal IOP at Each Visit (ITT)
p<0.0001 at All Visits vs. Latanoprost and Rhopressa
++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use
TM
™

Roclatan
Phase 3 Month 12 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
At
Month
12:
%
of
Patients
with
IOP
Reduced
to
18
mmHg
or
Lower
*p<0.05, **p<0.01, ***p<0.0001
*
**
***
++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use
TM
16%
26%
37%
49%49%
57%
12%
22%
35%
66%
27%
43%
60%
72%
82%
0%
20%
40%
60%
80%
100%
<
14 mmHg
<
15 mmHg
<
16 mmHg
<
17 mmHg
<
18 mmHg
Rhopressa™ (n=148)
Latanoprost (n=203)
Roclatan™ (n=158)
***
**
IOP on Treatment

Mercury 1: Safety/Tolerability Overview of
Roclatan
QD Topline 12 Month
•
There were no drug-related systemic or serious adverse events
•
The most common adverse event was conjunctival hyperemia with
~60% incidence, scored as mild on biomicroscopy for ~70% of these patients and sporadic
•
Other ocular AEs
–
AEs occurring in ~5-18% of subjects receiving Roclatan™
included: cornea verticillata, conjunctival hemorrhage, eye
pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis.
++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use
TM

Roclatan
Next Steps
•
Roclatan
NDA filing expected 1H 2018
-
Pre-NDA meeting expected 2H 2017
-
Final stability data on critical path
•
Aerie Ireland plant and 2 contract manufacturers are
expected to support Roclatan™ U.S. commercial activities
•
Mercury 3 expected to commence in Europe 3Q 2017;
regulatory submission in Europe expected in 2H 2019
Product candidates have not been approved by FDA
For Investor Use
TM
™

Expanding Aerie Franchise to Europe and
Japan
•
Europe (‘16 Glaucoma Market: 128M monthly units, >2X U.S.)
•
Expect to file EU MAA for Rhopressa™ in 2018
•
Current clinical plan expected to satisfy EU regulatory requirements
(including Rocket 4 for Rhopressa™ and Mercury 3 for Roclatan™)
•
Mercury 3: 6-month safety and 90-day efficacy registration trial for Europe, comparing Roclatan™ for non-inferiority to a fixed-dose combo in Europe
(Ganfort
®
) expected to start 3Q 2017. Approximately 250 patients per arm.
•
Commenced construction of Ireland Plant to support worldwide commercial supply
•
Japan (‘16 Glaucoma Market: 52M monthly units)
•
Preparing to advance clinical development on our own
•
Phases 1 and 2 to be conducted in U.S. on Japanese / Japanese Americans
•
Phase 3 trials expected to be conducted in Japan commencing 2H 2018
For Investor Use

Advancing the Pipeline
Product candidates have not been approved by FDA
•
Rhopressa™
•
Potential for disease modification
•
24-hour IOP lowering
•
AR-13154
(and related compounds)
•
Significant lesion size reduction in wet AMD models
•
Drug Delivery
•
Front of the eye implants for glaucoma
•
Back of the eye implants for retinal diseases
For Investor Use

Netarsudil* Blocks TGF-beta-Induced Expression of
Fibrosis Proteins in Cultured Human TM Cells
TGF-beta Levels are Elevated in the Aqueous Humor of
Patients with Glaucoma
•
TGF
2: Transforming growth factor
2; SMA: Smooth muscle actin; FSP1: Fibroblast-specific protein 1
•
Lin, C-W et. al., J. Ocul
Pharmacol
Ther
(2017) –
in press
For
Investor
Use
*Active ingredient of
Rhopressa™
Data on File
Control                   TGF
2 (8ng/ml)
TGF
2 (8 ng/ml) +
Netarsudil
(500nM)

Netarsudil* Causes Expansion of TM Tissue,
Opening Spaces for Increased Outflow
Control
+ Netarsudil
TM: Trabecular Meshwork
SC: Schlemm’s
Canal
Control = buffered saline solution
Increasing Trabecular Outflow, Reducing Fibrosis Could Stop
Degeneration of Outflow Tissues in Glaucoma
*Active ingredient of Rhopressa™
Source: Ren R et al.  Invest Ophthalmol
Vis Sci. 2016; 57(14):6197-6209.
For Investor
Use

Twenty-four-hour IOP
DIURNAL
NOCTURNAL
DIURNAL
IOP (mmHg)
28
27
26
25
24
23
22
21
20
19
18
17
16
15
14
3:00 PM
6:00 PM
9:00 PM
12:00 AM
3:00 AM
6:00 AM
9:00 AM
12:00 PM

Rhopressa™ 24-hour IOP Pilot Study
Demonstrates Effective Nocturnal Efficacy
**
**
**
***
**
**
***
***
•
Netarsudil
(active ingredient of Rhopressa™) equally effective during
nocturnal and diurnal periods
•
Current glaucoma medications either have no efficacy at night (beta blockers,
alpha
agonists)
or
reduced
efficacy
at
night
(PGAs,
CAIs)
1
-
6
AR-13324-CS204
1.
Liu JH, et al. Am J Ophthalmol. 2004; 138:389-395.  2. Gulati V, et al.  Arch Ophthalmol. 2012; 130:677-684. 3.  Liu JH, et al. Ophthalmology. 2009; 116:449-
454.  4. Liu JH, et al. Ophthalmology. 2010; 117:2075-9.  5. Fan S et al. J Glaucoma.  2014; 23:276-81.  6. Liu JH, et al. Am J Ophthalmol. 2016;169:249-257.
For
Investor
Use
Pre-dose
Post-dose (Day 8/9)
Netarsudil
(n=8)
Baseline
(n=8)
**
p<0.01
***
p<0.001

Retina Program: AR-13154 Efficacy Driven
Primarily by ROCK, PKC Inhibition
Retinal tissue harvested
from OIR mouse model
AR-13154 effectively
converted to active
metabolite by esterases
Active metabolite keeps
ROCK, PKC activity,
loses PDGFR, JAK
activity
ROCK/PKC Action:
Vascular Dysfunction
and Fibrosis
ROCK Action:
Inflammation
Retinal
Esterases
ROCK
PKC
X
AR-13154
Active
Inactive
Data
on
file;
Carbajal,
KS
et
al.,
Enhancing
Efficacy
by
Continuous
Delivery
of
AR-13154(S)
in
an
Animal
Model
of
Proliferative
Diabetic
Retinopathy, ARVO 2017, Poster B0481.
ROCK  JAK
PKC PDGFR
•
182 Aerie compounds
screened against 469
human kinases
•
AR-13154 identified as
potent lead compound
For Investor Use
Data on File

Normoxia
Vaso-obliteration
Neovascularization
Regression
P0
P7
P12
P17
P25
Room Air
75% Oxygen
Room Air
Vessel Loss
Proliferation
NV Regression

Percent of Control (+SEM)

Topical AR-13154(S) Provides Additive Efficacy to
Eylea® in Proliferative Diabetic Retinopathy Model
Oxygen-induced
retinopathy model of
PDR (mouse)
0.06% AR-13154(S)
delivered topically
from P12 to P17
Eylea
®
delivered IP
Confirms AR-13154(S)
potential as
monotherapy and as
adjunct to anti-VEGF
therapies; not yet
tested in humans
Data
on
file;
Carbajal,
KS
et
al.,
Enhancing
Efficacy
by
Continuous
Delivery
of
AR-13154(S)
in
an
Animal
Model
of
Proliferative
Diabetic
Retinopathy, ARVO 2017, Poster B0481.
For Investor
Use
-37%
-34%
-57%
**
***
***
***
0%
20%
40%
60%
80%
100%
120%
Vehicle Control
(n=55)
AR-13154(S)
topical
(n=28)
Eylea
1mg/kg IP (n=26)
AR-13154(S) +
Eylea
(n=18)
Total Neovascular Area

•
Bioerodible
implant technology using polyester amide (PEA) polymers
•
Promising results from ongoing feasibility study
•
Evaluating AR-13154 and related Aerie compounds
•
Linear sustained elution rates over several months
•
Achieved target retinal drug concentrations
•
Executed collaboration/licensing agreement
•
Continue prototype evaluations and IND-enabling activities
DSM Collaboration –
Implant Delivery Technology
For Investor Use

Evaluating Aerie’s 3,000+ Owned Molecules
•
Commencing screening for
additional indications beyond
ophthalmology
•
ROCK inhibition has
potential in:
•
Pulmonary health,
including pulmonary
fibrosis and bronchial
asthma
•
Dermatology indications
•
Cancer
•
Others
Relationship tree of human kinases.  TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies
For Investor Use
Aerie molecules inhibit
both ROCK1
and ROCK2
ROCK

Summary
•
Key Clinical Priorities
•
Rhopressa™: PDUFA date set for February 28, 2018
•
Roclatan™:    Mercury 3 expected to commence 3Q 2017 (EU)
U.S. NDA filing expected in 1H 2018
•
Research Initiatives
•
Rhopressa™
disease modification, 24-hour IOP lowering, sustained release
•
AR-13154 and related compounds with potential for retinal diseases
•
Evaluating Aerie’s 3,000+ proprietary Rho kinase molecules
•
Business Development and Expansion Opportunities
•
Drug delivery opportunities for front and back of the eye (e.g., DSM)
•
EU/JP clinical path and commercialization strategy
•
Ireland Manufacturing Facility
•
Well-Financed: $308M cash and investments at 6/30/17
For Investor Use

Rhopressa
and Roclatan
Key Milestones
1H-2019: Roclatan™
Potential U.S. Approval and Launch
1H-2018: Roclatan™
NDA Submission Expected
Q1-2017: Rhopressa™
NDA Resubmitted
1H-2018: Rhopressa™
Potential U.S. Approval and Launch
Q2-2017: Rhopressa™
Rocket 4 Topline safety (6 mos)
Q3-2017: Roclatan™
P3 Mercury 1
12-month Safety
Q2-2017:
Roclatan™
P3
Mercury
2
Topline Efficacy (3 mos)
2H-2018: Rhopressa™
Potential EU MAA Filing
For Investor Use
2H-2018: Rhopressa™
Potential P3 Commencement in Japan
Q3-2017: Roclatan™
P3 Mercury 3 (EU)
Initiation (6 mos)
Product candidates have not been approved by the FDA

2017
2018
TM
TM